Exhibit 10.1

AMENDMENT NO. 3 TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

This AMENDMENT NO. 3 to the MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), dated as of December 23, 2021, is among CACI INTERNATIONAL INC, a Delaware corporation, as seller representative (in such capacity, the “Seller Representative”), CACI, INC. - FEDERAL, a Delaware corporation (“CACI Federal”), AXIOS TECHNOLOGIES, INC., a Virginia corporation (the “New Seller”), certain of CACI Federal’s Subsidiaries party hereto (collectively with the Seller Representative and CACI Federal, the “Existing Sellers” and each, an “Existing Seller” and the Existing Sellers together with the New Sellers, the “Sellers” and each, a “Seller”), and MUFG BANK, LTD. (“MUFG”), as a Purchaser and as administrative agent for the Purchasers (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Sellers, the Seller Representative, the Purchasers and the Administrative Agent have heretofore entered into the Master Accounts Receivables Purchase Agreement, dated as of December 28, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, concurrently herewith, the Administrative Agent and the Seller Representative are entering into that certain Amendment Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”);

WHEREAS, (i) the New Seller desires to be joined as a party to the Receivables Purchase Agreement and (ii) the parties hereto seek to modify the Receivables Purchase Agreement, in each case, upon the terms hereof; and

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions.  Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.

2.Joinder. The New Seller acknowledges and agrees that it is a “Seller” under the Receivables Purchase Agreement, effective upon the date of the New Seller’s execution of this Amendment.  All references in the Receivables Purchase Agreement to the term “Seller” or “Sellers” shall be deemed to include the New Seller.  Without limiting the generality of the foregoing, the New Seller hereby repeats and reaffirms all covenants, agreements, representations and warranties made or given by a Seller contained in the Receivables Purchase Agreement, and appoints the Seller Representative as its agent, attorney-in-fact and representative in accordance with Section 2.5 of the Receivables Purchase Agreement.

3.New Seller’s Account. For purposes of the Receivables Purchase Agreement, “Seller Account” with respect to the New Seller means the account of the Seller Representative located at Bank of America, N.A. (ABA No. 051-000-017 (ACH) and 026-009-593 (wires)) with account number 11211189, which account is located at a depository bank reasonably satisfactory to the Administrative Agent and which account is subject to an Account Control Agreement.

4.Amendments to Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

(a)Section 1.1 of the Receivables Purchase Agreement is hereby amended by amending and restating the definitions of “Adjusted Discount Rate”, “Business Day”, “Discount Rate” and “Scheduled Termination Date” in their entirety as follows:

“Adjusted Discount Rate” means, with respect to any Purchased Receivable during any Settlement Period, a rate per annum equal to the sum of (i) the BSBY Rate as determined by the

Administrative Agent for an assumed interest period of one month commencing two (2) Business Days prior to the first day of such Settlement Period, plus (ii) the Applicable Margin.

“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Discount Rate” means, with respect to any Receivable, a rate per annum equal to the sum of (i) the one-month BSBY Rate, plus (ii) the Applicable Margin.

“Scheduled Termination Date” means December 22, 2022.

(b)Section 1.1 of the Receivables Purchase Agreement is hereby amended by adding the following defined terms and definitions in proper alphabetical order:

“BSBY” means the Bloomberg Short Term Bank Yield Index, as administered by the BSBY Administrator.

“BSBY Administrator” means Bloomberg Index Services Limited  (or a successor administrator of BSBY selected by the Purchaser in its discretion).

“BSBY Rate” means, for any period, BSBY for a tenor comparable to such period, as such rate is published by the BSBY Administrator on the first day of such period (such day, the “BSBY Rate Determination Day”); provided that, (i) if the BSBY Administrator does not publish BSBY for a tenor comparable to such period, the BSBY Rate shall be determined by the Administrative Agent by linear interpolation of the nearest two (2) tenors of BSBY that are so published, as such rate is otherwise determined pursuant to the terms of this definition, and (ii) if on any BSBY Rate Determination Day the BSBY Rate for the applicable tenor is not published by the BSBY Administrator, then the BSBY Rate shall be BSBY for the applicable tenor as most recently published by the BSBY Administrator. Notwithstanding the foregoing, if the BSBY Rate as determined above would be less than 0%, then the BSBY Rate shall be deemed to be 0.001% for purposes of the Agreement.

“Conforming Changes” means, with respect to either the use or administration of the BSBY Rate or the use, administration, adoption or implementation of any Applicable Benchmark, any technical, administrative or operational changes (including, without limitation, changes to the definition of “Business Day”, or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of an Applicable Benchmark Replacement or to permit the use and administration of the BSBY Rate or an Applicable Benchmark by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

(c)Section 1.1 of the Receivables Purchase Agreement is hereby amended by deleting the definition of “LIBOR” in its entirety.

(d)The definition of “Applicable Margin” in Section 1.1 of the Receivables Purchase Agreement is hereby amended by replacing “1.03%” with “0.83%” where it appears therein.

(e)Section 2 of the Receivables Purchase Agreement is hereby amended by amending and restating Section 2.12 in its entirety:

Section 2.12Applicable Benchmark Replacement. Anything in this Agreement to the contrary notwithstanding, if the Administrative Agent determines (which determination shall be binding and conclusive) that quotations of rates for the relevant deposits in the definition of the Applicable Benchmark herein are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the Adjusted Discount Rate or Discount Rate applicable to any Receivables included in any Portfolio Report (whether by reason of circumstances affecting the London interbank Eurodollar market or otherwise) or adequate and reasonable means do not exist for ascertaining such Applicable Benchmark, or such Applicable Benchmark does not adequately or fairly reflect the cost to the Administrative Agent (on behalf of the Purchasers) of funding on any Settlement Date, then the Administrative Agent shall give the Seller Representative prompt notice thereof, and so long as such condition remains in effect, (i) no Purchased Receivables shall be funded using such Applicable Benchmark as a component of the Adjusted Discount Rate or Discount Rate and (ii) all outstanding and future Purchased Receivables shall be funded using an Adjusted Discount Rate or Discount Rate, as applicable, that is calculated based on the Prime Commercial Rate plus a margin.  If (i) the Administrative Agent determines in its sole discretion (which shall be conclusive absent manifest error) that the foregoing unavailability or inadequacy with respect to such Applicable Benchmark is not of a temporary nature or (ii) the Administrative Agent determines that (A) the administrator of such Applicable Benchmark or a Governmental Authority having jurisdiction over such administrator or over the Administrative Agent (or any other Person on behalf of such administrator or Governmental Authority) has made or published a public statement announcing that (1) the administrator of such Applicable Benchmark has ceased or will cease to provide such Applicable Benchmark, permanently or indefinitely (provided that, at the time of such statement or publication, no successor administrator will continue to provide such Applicable Benchmark), or (2) such Applicable Benchmark is no longer representative of the applicable rate or (B) receivable purchase agreements that include similar language to that contained in this Section 2.12 are being executed or amended to incorporate or adopt a new benchmark interest rate (including any Conforming Changes or mathematical or other adjustments to the benchmark (if any) incorporated therein) to replace such Applicable Benchmark, then the Administrative Agent, upon notice to the Sellers, may replace the Applicable Benchmark with a Replacement Rate for calculating the Adjusted Discount Rate and Discount Rate (including any Conforming Changes or mathematical or other adjustments to such benchmark or the Adjusted Discount Rate and Discount Rate) for any relevant Receivable.

In addition, in the event that the Administrative Agent determines in its sole discretion (which shall be conclusive absent manifest error) to utilize a rate other than the Applicable Benchmark, then the Administrative Agent may replace the Applicable Benchmark with a Replacement Rate for calculating the Adjusted Discount Rate and Discount Rate (including any mathematical or other adjustments to such benchmark or the Adjusted Discount Rate and Discount Rate) for any relevant Receivable.

For purposes of this Section 2.12, (i) the “Applicable Benchmark” means initially, BSBY; provided that, if the replacement of a then-current Applicable Benchmark has occurred pursuant to this Section 2.12, then the “Applicable Benchmark” means the applicable Replacement Rate and (ii) the “Replacement Rate” means, with respect to amounts denominated in a particular currency, the alternative rate and margin (which may be different to the previously specified rate and may include an adjustment spread) notified to the Sellers by the Administrative Agent and which, in the Administrative Agent’s opinion (which shall be conclusive absent manifest error), shall take into account benchmark rates and means of calculating spread adjustments that are being generally accepted in  the relevant markets; provided, that, if such alternate benchmark interest rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.  Each determination by the Administrative Agent pursuant to this Section 2.12 shall be conclusive absent manifest error.”

(f)Section 11.1 of the Receivables Purchase Agreement is hereby amended by replacing “LIBOR” where it appears therein with “BSBY Rate”.

5.Conditions to Effectiveness.  This Amendment shall be effective subject to the satisfaction of the following conditions, each to the satisfaction of the Administrative Agent in its sole discretion and, as to any agreement, document or instrument specified below, each in form and substance satisfactory to the Administrative Agent in its sole discretion:

(a)the Administrative Agent shall have received an executed counterpart of this Amendment;

(b)the Administrative Agent shall have received counterparts of the Amendment Fee Letter (whether by facsimile or otherwise) executed by each of the respective parties thereto along with confirmation of receipt of all fees owing under the Amendment Fee Letter;

(c)the Administrative Agent shall have received (i) organizational documents of the New Seller certified by the applicable governmental authority (as applicable), and evidence of good standing (as applicable), (ii) an officer incumbency and specimen signature certificate for the New Seller, and (iii) certified copies of resolutions of the New Seller authorizing this Amendment and the other Purchase Documents and authorizing a person or persons to sign those documents including any subsequent notices and acknowledgements to be executed or delivered pursuant to this Amendment, the other Purchase Documents and any other documents to be executed or delivered by the New Seller pursuant hereto or thereto; and

(d)the New Seller agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem reasonably necessary or proper to carry out more effectively the purposes of this Amendment.

6.Certain Representations, Warranties and Covenants.  Each Seller hereby represents and warrants to the Administrative Agent, as of the date hereof, that:

(a)the representations and warranties made by it in the Receivables Purchase Agreement are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as of (i) the date hereof and (ii) immediately after giving effect to this Amendment to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date;

(b)no Facility Suspension Event exists as of the date hereof and immediately after giving effect to this Amendment; and

(c)the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

7.Reference to, and Effect on, the Receivables Purchase Agreement and the Purchase Documents.

(a)The Receivables Purchase Agreement (except as specifically amended herein) and the other Purchase Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Purchase Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Purchase Document.

(c)After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Purchase Document to “the Master Accounts Receivable Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

8.Further Assurances. The Sellers agree to do all such things and execute all such documents and instruments as the Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

9.Expenses.  The Sellers agree, jointly and severally, to pay on demand all actual and reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, documentation and delivery of this Amendment.

10.Purchase Document. This Amendment is a Purchase Document.

11.Assignments and Transfers. This Amendment shall be binding upon and inure to the benefit of the Sellers and the Administrative Agent and each Purchaser, and their respective successors and assigns.

12.Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

13.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

14.Section Headings. Section headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

15.Invalidity. If at any time any provision of this Amendment shall be adjudged by any court or other competent tribunal to be illegal, invalid or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired, and the parties hereto will use their best efforts to revise the invalid provision so as to render it enforceable in accordance with the intention expressed in this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER REPRESENTATIVE:	CACI INTERNATIONAL INC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

EXISTING SELLERS:	CACI TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI NSS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, INC. - FEDERAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PREMIER TECHNOLOGY, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ISS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 INTELLIGENCE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI ENTERPRISE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, LLC - COMMERCIAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

APPLIED SYSTEMS RESEARCH, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PRODUCTS COMPANY CALIFORNIA

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LTC ENGINEERING ASSOCIATES, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 ADVANCED SYSTEMS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

TICOM GEOMATICS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ATHENA, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-CMS INFORMATION SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI DYNAMIC SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI SECURED TRANSFORMATIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI TECHNOLOGY INSIGHTS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-WGI, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

DELTA SOLUTIONS & TECHNOLOGIES, LLC,

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

EMERGINT TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

IDL SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

PANGIA TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

R.M. VREDENBURG, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LGS INNOVATIONS LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LINNDUSTRIES SHIELDING SPECIALTIES

INCORPORATED

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

NEXT CENTURY CORPORATION

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

NEW SELLER:	AXIOS TECHNOLOGIES, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

ADMINISTRATIVE AGENT:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director

PURCHASER:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director